Prepayments, Receivables and Other Assets, Net	12 Months Ended
Mar. 31, 2023
Prepayments, Receivables And Other Assets, Net [Abstract]
PREPAYMENTS, RECEIVABLES AND OTHER ASSETS, NET

NOTE 6 – PREPAYMENTS, RECEIVABLES AND OTHER ASSETS, NET

Prepayments, receivables and other assets consisted of the following as of March 31, 2023 and 2022:

	As of March 31,
	2023	2022

Receivable from a third-party company	$473,237	$575,773
Other receivables	230,642	288,936
Total prepayments, receivables and other assets, gross	703,879	864,709
Less: allowance for doubtful accounts	(473,237)	-
Total prepayments, receivables and other assets, net	$230,642	$864,709

In June 2019, Taizhou Suxuantang entered into a limited partnership agreement with Huangshan Panjie Investment Management Co., Ltd. (the “Fund” or “Huangshan Panjie”). The company is committed to contribute $7 million (RMB50 million) into the Fund in two installments, with one installment of $3.5 million (RMB 25 million) made on June 14, 2019, and the second installment of $3.5 million (RMB 25 million) to be made no later than October 31, 2019. In June 2020, the Company agreed with the Fund, the GP and other limited partners to withdraw the installment of $3.5 million (RMB 25 million) made on June 14, 2019. For the years ended March 31, 2022 and 2021, the company received payment of $15,581 (RMB 100,000) and $3.1 million (RMB 21.25 million) from Huangshan Panjie, respectively. For the year ended March 31, 2023, the Company received payment of $58,381 (RMB 400,000) from Huangshan Panjie. The Company has made efforts to collect the remaining balance via court order. As no further collection has been made as of March 31, 2023, the Company recorded bad debt expenses of $474,342 (RMB 3.25 million) for the remaining balance in full.